SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[X] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE ROYCE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date filed:

Important Notice

Adjourned Meeting Date October 24, 2007

The Royce Fund

ADJOURNED MEETING NOTICE:
SPECIAL MEETING OF SHAREHOLDERS
ADJOURNED TO OCTOBER 24, 2007

We are writing to inform you that the Special Meeting of Shareholders of Royce Low-Priced Stock Fund has been adjourned until 3:00 p.m. (Eastern time) on October 24, 2007 in order to solicit additional votes with respect to proposals set forth in proxy materials previously delivered to you. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options to record your vote today so we can obtain a sufficient number of votes and avoid the costs of additional solicitation:

  By Internet: Follow the instructions on your voting instruction form.
  By Touchtone Phone: Follow the instructions on your voting instruction form.

  By Mail: If you prefer to vote by mail, please complete and return your executed voting instruction form in the enclosed postage-paid envelope.

For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote in favor of each proposal.

Thank you for your prompt attention to this matter.

Remember, your vote counts. Please vote today.

Important Notice

Adjourned Meeting Date October 24, 2007

The Royce Fund

ADJOURNED MEETING NOTICE:
SPECIAL MEETING OF SHAREHOLDERS
ADJOURNED TO OCTOBER 24, 2007

We are writing to inform you that the Special Meeting of Shareholders of Royce Low-Priced Stock Fund has been adjourned until 3:00 p.m. (Eastern time) on October 24, 2007 in order to solicit additional votes with respect to proposals set forth in proxy materials previously delivered to you. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options to record your vote today so we can obtain a sufficient number of votes and avoid the costs of additional solicitation:

  By Phone: For automated telephone voting, call 1-866-241-6192, available 24 hours a day, and follow the recorded instructions. If you would like to speak to the proxy solicitor, call 1-866-434-1954. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

  By Internet: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

  By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote in favor of each proposal.

Thank you for your prompt attention to this matter.

Remember, your vote counts. Please vote today.

Important Notice

Adjourned Meeting Date October 24, 2007

The Royce Fund

ADJOURNED MEETING NOTICE:
SPECIAL MEETING OF SHAREHOLDERS
ADJOURNED TO OCTOBER 24, 2007

We are writing to inform you that the Special Meeting of Shareholders of Royce Low-Priced Stock Fund has been adjourned until 3:00 p.m. (Eastern time) on October 24, 2007 in order to solicit additional votes with respect to proposals set forth in proxy materials previously delivered to you. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options to record your vote today so we can obtain a sufficient number of votes and avoid the costs of additional solicitation:

  By Phone: Please call the proxy solicitor at 1-866-434-1954. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

  By Internet: Follow the instructions on your voting instruction form.
  By Touchtone Phone: Follow the instructions on your voting instruction form.

  By Mail: If you prefer to vote by mail, please complete and return your executed voting instruction form in the enclosed postage-paid envelope.

For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote in favor of each proposal.

Thank you for your prompt attention to this matter.

Remember, your vote counts. Please vote today.